SCHEDULE 14C INFORMATION

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Securities Exchange Act of 1934

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GuideStone Funds

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GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,
MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund,

Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund,
Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund,

Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies Fund, Equity Index Fund,
Global Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund,
International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

October 6, 2017

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to all series of GuideStone Funds (the “Trust”).

GuideStone Financial Resources of the Southern Baptist Convention, the majority shareholder of the Trust, has approved the election of John R. Morris to the Board of Trustees of the Trust.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones

John R. Jones

President

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,
MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund,

Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund,
Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund,

Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies Fund, Equity Index Fund,
Global Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund,
International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Funds/Disclosures.

October 6, 2017

This document is an Information Statement for shareholders of all series (each a “Fund” and together, the “Funds”) of GuideStone Funds (the “Trust”). GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to each Fund and is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498. The Funds’ principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent and is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Northern Trust Company serves as the Funds’ administrator and fund accounting agent and is located at 50 South LaSalle Street, Chicago, Illinois 60603. This Information Statement will be mailed on or about October 6, 2017 to the shareholders of record of each Fund as of September 15, 2017 (the “Record Date”).

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Trust has obtained the written consent of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) to elect John R. Morris to the Board of Trustees (“Board”) of the Trust, effective October 26, 2017. As disclosed in the Trust’s prospectus, GuideStone Financial Resources at all times directly or indirectly controls the vote of at least 60% of the outstanding shares of the Trust. The Trust will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources, which is an affiliate of the Adviser, generally controls the vote on any matter that requires shareholder approval. Therefore, in accordance with the Trust’s governing documents, the election of Mr. Morris has been approved by shareholders.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended. You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com.

Appendix A of this Information Statement lists the shares of each class of a Fund issued and outstanding as of the Record Date. Appendix B lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of a Fund as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

I.	All Funds: Election of Trustee to the Trust’s Board of Trustees

A.	Introduction

GuideStone Financial Resources, as majority shareholder of the Trust, has elected John R. Morris to the Board, effective October 26, 2017. The Trust’s Amended and Restated Trust Instrument, dated May 1, 2017, provides that Mr. Morris will hold office until his resignation, removal or mandatory retirement. Mr. Morris’ term may also end when he ceases to be a trustee of GuideStone Financial Resources. Mr. Morris will serve as a Trustee who is an “interested person” of the Trust, as that term is defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended, (“1940 Act”).

B.	Information Regarding the Board of Trustees

The operations of each Fund are under the supervision of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Upon effectiveness of the election of Mr. Morris, the Board will be comprised of nine individuals: Thomas G. Evans and Mr. Morris, each of whom is an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act, and William Craig George, Barry D. Hartis, Grady R. Hazel, Christopher W. Kersey, MD, MBA, Joseph A. Mack, Franklin R. Morgan and Kyle L. Tucker, each of whom is not an “interested person” of the Trust (“Independent Trustee”). Mr. George serves as Chairman of the Board. During the fiscal year ended December 31, 2016, the Board held five meetings. All of the Trustees who served as such during the entirety of the previous fiscal year attended more than 75% of the Board meetings held during that period. Unlike public operating companies, mutual funds do not typically hold annual shareholder meetings. Accordingly, the Trust does not have a policy pertaining to attendance at annual shareholder meetings by members of the Board.

The Trustees (including Mr. Morris) of the Trust, their ages, business addresses and principal occupations and directorships during the past five years are set forth in the following table.

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
INDEPENDENT TRUSTEES
William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2004	Senior Credit Officer, NewBridge Bank, 2014 – present; Chief Credit Officer, CapStone Bank, 2011 – 2014 (bank acquired by NewBridge Bank).	25	None
Barry D. Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2014	Certified Public Accountant, 1987 – present.	25	GuideStone Financial Resources – Board of Trustees Member, 2004 – 2012; GuideStone Funds – Board of Trustees, Interested Trustee, 2005 – 2012.
Grady R. Hazel (1947) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2011	Chief Financial Officer, The Dunham School, 2016 – present; Certified Public Accountant, 2015 – present; G400 Relations Manager, American Institute of Certified Public Accountants, 2012 – 2015; Executive Director, Society of Louisiana CPAs, 1995 – 2012.	25	Neighbors Federal Credit Union – Vice-Chairman of the Board; Stonetrust Commercial Insurance Company – Board of Directors Member and Chairman of Audit Committee.

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Christopher W. Kersey, MD, MBA (1969) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2017	Founding Managing Partner, Havencrest Healthcare Capital Partners, 2016 – present; Managing Member and Partner, Camden Partners Holdings, LLC – Registered Investment Adviser, 2008 – 2016.	25	Essence Group Holdings Corporation – Board of Directors Member; IPG – Board of Directors Member; Metabolon – Board of Directors Member; Paragon Bioservices – Board of Directors Member; PatientSafe Solutions – Board of Directors Member; Johns Hopkins Medicine International – Chairman of the Board, 2011 – present; Johns Hopkins Medicine – Board of Trustees Member, 2010 – present; The Johns Hopkins Hospital – Board of Trustees Member, 2010 – present; The Johns Hopkins Hospital Endowment Fund – Board of Directors Member, 2010 – present; The Johns Hopkins Carey Business School – Member of the Health Care Advisory Board of Directors, 2012 – present.
Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2002	Independent Consultant, 2010 – present; Director of Public Policy, North Greenville University, 2011 – 2016; Contractor, Interim Director of Public Policy, South Carolina Baptist Convention, 2017 – present; Contractor, South Carolina Citizens for Life, 2014 – present.	25	None
Franklin R. Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2005	Retired – Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 – 2003.	25	None
Kyle L. Tucker (1981) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2013	Vice President and Financial Advisor – CAPTRUST Financial Advisors, 2006 – present.	25	Fellowship of Christian Athletes (NC) Triangle Board, 2012 – 2015; NC Values Coalition Board, 2015 – present; College Golf Fellowship, 2012 – present.
INTERESTED TRUSTEES[2]
Thomas G. Evans (1961) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2012	Owner, Encompass Financial Services, Inc., 1985 – present; Manager, Private Partners Opportunity Fund, LLC, 2011 – present.	25	GuideStone Financial Resources – Board of Trustees Member, June 2010 – present; Baptist Foundation of Oklahoma, Board of Directors Member and Chairman, 2004 – present; Pioneer Spirit Foundation – Board of Trustees Member, 1993 – present; GuideStone Capital Management, Board of Directors Member, July 2011 – July 2012; Cherokee Strip Foundation – Board of Trustees Member, 2013 – present; Enid Regional Development Alliance – Board of Trustees Member, 2010 – present; Leadership Oklahoma – Board of Trustees Member, 2015 – present.

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
John R. Morris (1938) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2017	Vice President and Broker-in-Charge, Hound Ears Club, Inc., 2010 – present.	25	GuideStone Financial Resources – Board of Trustees Member, June 2012 – present; GuideStone Capital Management, LLC, Board of Directors Member, May 2014 – present; GuideStone Investment Services, Board of Directors Member, July 2012 – present; GuideStone Resource Management, Inc., Board of Directors Member, May 2014 – present.
OFFICERS WHO ARE NOT TRUSTEES[3]
Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1498 Chief Compliance Officer and AML Officer	Since 2009	Director of Asset Management Compliance, GuideStone Financial Resources, 2017 – present; Director of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, 2009 – 2017.	N/A	N/A
Melanie Childers (1971) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President — Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present; Director, Funds Administration and Operations, GuideStone Financial Resources, 2009 – 2014.	N/A	N/A
John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1498 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 – present.	N/A	N/A
Patrick Pattison (1974) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present; Director of Financial Reporting & Process Review, GuideStone Financial Resources, 2008 – 2015.	N/A	N/A
Matt L. Peden (1967) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Investment Officer	Since 2001	Vice President and Chief Investment Officer, GuideStone Financial Resources, 2015 – present; Director of Portfolio Management, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A
Matthew A. Wolfe (1982) 2401 Cedar Springs Road Dallas, TX 75201-1498 Chief Legal Officer and Secretary	Since 2017	Associate Counsel – Investment and Corporate Services, GuideStone Financial Resources, 2015 – present; Vice President and Assistant General Counsel, Goldman Sachs & Co., 2012 – 2015; Associate, Dechert LLP, 2007 – 2012.	N/A	N/A
Erin Wynne (1981) 2401 Cedar Springs Road Dallas, TX 75201-1498 Financial Officer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present; Manager, Financial Reporting & Analysis, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A
(1)	Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board.
(2)	Messrs. Evans and Morris are “interested persons” of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources.
(3)	The officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

In addition to the information set forth in the trustees and officers table and other relevant qualification, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee (including Mr. Morris):

William Craig George. Mr. George has been the Chairman of the Board since January 2015 and a member of the Board since September 2004. He has been employed with NewBridge Bank (previously, CapStone Bank) since 2011 and currently serves as the Senior Credit Officer. In his role with NewBridge Bank, Mr. George underwrites and approves loans. Additionally, he oversees bank loan policy and bank lending compliance. He was previously employed with SunTrust Bank as an Executive Vice President/Regional Credit Officer. He has served on the board of the Pregnancy Life Care Center of Raleigh and on the Allocations Committee of Triangle United Way. Mr. George holds a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.

Thomas G. Evans. Mr. Evans is Owner of Encompass Financial Services, Inc. He is also a Manager for Private Partners Opportunity Fund, LLC. He is currently Chairman of the Board of Directors for the Baptist Foundation of Oklahoma and a member of the Boards of Trustees of Pioneer Spirit Foundation, Cherokee Strip Foundation, Enid Regional Development Alliance and Leadership Oklahoma. Mr. Evans holds a Bachelor of Science degree in Business Administration from Northwestern Oklahoma State University and Master of Business Administration degree from Marylhurst University. Mr. Evans was previously a member of the Board of Directors of GuideStone Capital Management and currently serves on the Board of Trustees of GuideStone Financial Resources.

Barry D. Hartis. Mr. Hartis is currently self-employed as a CPA. Previously, he served as a CPA with Haynes Strand and Company, PLLC. Mr. Hartis was the Vice President, Eastern Region of the North Carolina Baptist Men’s Association. He is a former member of the Board of Directors of the North Carolina Association of CPAs and a member of the American Institute of CPAs. Mr. Hartis has served as the Vice President for Business and Finance with Gardner-Webb University, the Vice President for Administrative Services with the College of the Albemarle and the Vice President for Business and Finance with Greensboro College. Mr. Hartis holds a Bachelor of Science degree in Accounting from the University of North Carolina at Charlotte and also holds a Certificate of Completion from the College Business Management Institute, the University of Kentucky.

Grady R. Hazel. Mr. Hazel serves as Chief Financial Officer at The Dunham School and is self-employed as a CPA. Previously, he served as a G400 Relations Manager for the American Institute of Certified Public Accountants, where he acted as a liaison to CPA firms that have 101 to 400 CPAs. Prior to that role, he was employed by the Society of Louisiana CPAs as an Executive Director. He is currently Vice-Chairman of the Board of Directors of Neighbors Federal Credit Union. In addition, he serves on the Board of Directors of Stonetrust Commercial Insurance Company, where he is also Chairman of the Audit Committee. Mr. Hazel is a CPA and a Chartered Global Management Accountant (CGMA). Mr. Hazel holds a Bachelor of Science degree and a Master of Business Administration degree both from Louisiana State University.

Christopher W. Kersey, MD, MBA. Dr. Kersey is the Founding Managing Partner at Havencrest Healthcare Capital Partners. Previously, he was a Managing Member and Partner of Camden Partners Holdings, LLC, a SEC-registered investment adviser that provides services to private investment funds. In this capacity, he focused on private equity investments in the health care and business services industries. Dr. Kersey currently serves on multiple Johns Hopkins boards as well as serving on the boards of directors for several portfolio companies. Dr. Kersey holds a Bachelor of Arts degree in Human Biology from Stanford University, a Master of Business Administration degree in Finance from Harvard Business School and a Doctor of Medicine degree from Emory University School of Medicine.

Joseph A. Mack. Mr. Mack served as the Chairman of the Board from June 2005 until January 2015 and has been a member of the Board since March 2002. He currently serves as an independent consultant and contractor and is the former Director of Office of Public Policy of the South Carolina Baptist Convention, where he served for 12 years. Prior to that role, he served the state of South Carolina as the Deputy Director of the state’s Retirement System, Deputy Director of the Division of Human Management and Deputy Executive Director of the Budget and Control Board. Mr. Mack has also served on several foundations and committees. He received a Bachelor of Science degree in Business Administration from Florida State University.

Franklin R. Morgan. Mr. Morgan is a former Senior Vice President/Director with Prudential Securities. He served with Prudential Securities and predecessor firms for 41 years, and his final position with the firm was as Senior Vice President, Director of International Administration. Mr. Morgan’s main responsibilities were high level administrative management of 27 branches and support functions in 20 different countries. He was also responsible for business quality-compliance for the firm. Mr. Morgan held numerous securities licenses and was an arbitrator with the NASD (FINRA) as well as a past panel member of the New York Stock Exchange Disciplinary Board.

John R. Morris. Mr. Morris is Vice President and Broker-in-Charge at Hound Ear Club, Inc., a captive real estate office. Mr. Morris holds a Bachelor of Arts degree from Wheaton College and graduate degrees from both the American Institute of Banking and Stonier Graduate School of Banking, Rutgers, The State University of New Jersey. Mr. Morris currently serves on the Board of Trustees of GuideStone Financial Resources, the Board of Directors of GuideStone Capital Management, LLC, the Board of Directors of GuideStone Investment Services and the Board of Directors of GuideStone Resource Management, Inc.

Kyle L. Tucker. Mr. Tucker currently serves as Vice President and Financial Advisor at CAPTRUST Financial Advisors. In this capacity, he provides advice to retirement plans and personal investment accounts such as designing and implementing customized financial plans, developing investment models and selecting and monitoring of mutual funds and investment managers. Mr. Tucker holds a Bachelor of Science degree in Business Management from North Carolina State University. In addition, he is a CERTIFIED FINANCIAL PLANNER (CFP®) and holds the Series 6, 7 and 66 securities registrations.

Board Role in Risk Oversight

The Board’s role with respect to the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. Examples of prominent risks include investment risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Adviser’s chief investment officer (or a senior representative of the Adviser) and portfolio management personnel. The Board receives periodic presentations and reports from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to the Trust and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board interacts with and receives reports from the Trust’s chief compliance officer, and in connection with each scheduled meeting, the Trust’s Independent Trustees meet separately from the Adviser and Trust management, with the Trust’s chief compliance officer and independent legal counsel, on regulatory compliance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Leadership Structure

The Chairman of the Board is an Independent Trustee and holds no management position with the Trust or its Adviser, sub-advisers or service providers. The Board has determined that its leadership structure, in which the Chairman of the Board is an Independent Trustee, along with the Board’s majority of Independent Trustees, is appropriate in light of the services provided to the Trust and provides the best protection against conflict of interests with the Trust’s Adviser and service providers.

Information About Each Trustee’s Qualifications, Experience, Attributes or Skills

GuideStone Financial Resources primarily provides financial products and services to persons and organizations associated with the Southern Baptist Convention. In accordance with the Trust’s organizational documents, all Trustees must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention as defined in the Southern Baptist Convention Constitution and interested Trustees must also be members of the Board of Trustees of GuideStone Financial Resources. All Trustees serve without compensation except for reimbursement of expenses in attending meetings. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting, banking, brokerage, finance or ministry); public service or academic positions; experience from service as a board member (including the Board); senior level positions in Southern Baptist Convention member organizations such as churches or hospitals; or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, as well as other life experiences. In identifying and evaluating nominees for the Board, the Nominating Committee also considers how each nominee would affect the composition of the Board. In seeking out and evaluating nominees, each candidate’s background is considered in light of existing board membership. The ultimate goal is a board consisting of trustees with a diversity of relevant individualized expertise. In addition to providing for Board synergy, this diversity of expertise allows Trustees to provide insight and leadership within the Board’s committee structure.

While the Board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for Trustee. The Board generally considers the manner in which each Trustee’s professional experience, background, skills and other individual attributes (such as involvement in Southern Baptist and other evangelical missions and ministries) will contribute to the effectiveness of the Board.

Committees

Currently, the Board has an Audit Committee, a Compliance and Risk Committee, an Investment Management Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. George, Hartis, Hazel, Mack, Morgan and Tucker and Dr. Kersey. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements, which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2016, there were four meetings of the Audit Committee.

Compliance and Risk Committee. The Board has a Compliance and Risk Committee comprised of Messrs. Evans, Hartis and Morgan, the majority of whom are Independent Trustees. Pursuant to its charter, the Compliance and Risk Committee has the responsibility, among other things, to (1) oversee generally the management of the Trust’s operational, information security, compliance, regulatory, strategic, reputational and other risks; (2) oversee generally matters relating to the Trust’s compliance controls and related policies and procedures; and (3) act as a liaison between the chief compliance officer of the Trust and the full Board when necessary and appropriate. The Compliance and Risk Committee was established in February 2015. During the fiscal year ended December 31, 2016, there were four meetings of the Compliance and Risk Committee.

Investment Management Committee. The Board has an Investment Management Committee comprised of only Independent Trustees, Messrs. George, Hazel and Tucker and Dr. Kersey. Pursuant to its charter, the Investment Management Committee has the responsibility, among other things, to (1) review information in consideration of investment advisory and sub-advisory agreements; (2) make recommendations to the Board regarding the initial approval, reapproval or termination of investment advisory or sub-advisory agreements; (3) monitor sub-advisers to identify those that may require review by the Trust’s management or further discussion or review by the Board; and (4) serve as a liaison between the Trust’s management and the Board involving changes in Fund investment objectives and strategies, changes at the Adviser or sub-advisers and other material developments related to the investment management of the Funds that may warrant Board consideration. The Investment Management Committee was established in August 2011. During the fiscal year ended December 31, 2016, there were five meetings of the Investment Management Committee.

Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. George, Hartis, Hazel, Mack, Morgan and Tucker and Dr. Kersey. Pursuant to its charter, the Nominating

Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2016, there were three meetings of the Nominating Committee.

In proposing a nominee, the Nominating Committee considers certain factors, including, but not limited to, the general knowledge, background and experience of the nominee. Specifically, the Nominating Committee considers whether the nominee possesses a high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also considers the extent to which a candidate possesses sufficiently diverse skill sets and characteristics that would contribute to the Board’s overall effectiveness. In determining potential candidates’ qualifications for Board membership, the Committee may consider all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of the Trust. Shareholders can submit recommendations in writing to the attention of Matthew A. Wolfe, Chief Legal Officer and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498.

Security and Other Interests

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee (including Mr. Morris) in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust’s family of investment companies overseen by him), as of September 30, 2017.

Name of Trustee	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INTERESTED TRUSTEES
Thomas G. Evans	Over $100,000 in the MyDestination 2025 Fund	Over $100,000
John R. Morris	NONE	NONE
INDEPENDENT TRUSTEES
William Craig George	NONE	NONE
Barry D. Hartis	NONE	NONE
Grady R. Hazel	NONE	NONE
Christopher W. Kersey	NONE	NONE
Joseph A. Mack	$50,001-$100,000 in the Defensive Market Strategies Fund $50,001-$100,000 in the Strategic Alternatives Fund	Over $100,000
Franklin R. Morgan	NONE	NONE
Kyle L. Tucker	$1-$10,000 in the Growth Allocation Fund $1-$10,000 in the Aggressive Allocation Fund	$1-$10,000

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of September 15, 2017.

As of May 22, 2017, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust’s Adviser, Sub-Advisers or Underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser, Sub-Advisers or Underwriter.

Compensation

The Trust pays no compensation to the Trustees. The Trust reimburses Trustees for any expenses incurred in attending meetings. The Trust does not compensate the Funds’ officers for the services they provide to the Funds.

Other Information

Mr. Mack is a beneficiary of the 403(b)(9) Plan of the South Carolina Baptist Convention, for which GuideStone Financial Resources serves as recordkeeper and directed trustee.

II.	Additional Information

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Matthew A. Wolfe., Chief Legal Officer and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498 or by calling 1-888-GS-FUNDS (1-888-473-8637). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Matthew A. Wolfe

Matthew A. Wolfe

Chief Legal Officer and Secretary

October 6, 2017

APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF SEPTEMBER 15, 2017

Fund	Institutional Class	Investor Class

MyDestination 2015 Fund	10,307,587.028	47,916,207.948

MyDestination 2025 Fund	20,259,132.562	79,791,819.500

MyDestination 2035 Fund	14,267,178.562	46,225,383.611

MyDestination 2045 Fund	13,926,799.539	33,092,086.365

MyDestination 2055 Fund	2,442,321.778	4,975,074.490

Conservative Allocation Fund	7,513,238.989	36,585,459.368

Balanced Allocation Fund	26,497,872.724	103,177,908.940

Growth Allocation Fund	21,602,479.618	75,635,786.861

Aggressive Allocation Fund	15,067,499.551	66,100,876.956

Money Market Fund	284,285,829.230	943,787,928.110

Low-Duration Bond Fund	50,148,397.250	23,186,719.819

Medium-Duration Bond Fund	63,198,775.805	16,948,972.050

Extended-Duration Bond Fund	6,928,422.827	6,967,420.236

Inflation Protected Bond Fund	18,555,620.910	7,297,742.234

Global Bond Fund	36,719,692.569	11,547,615.147

Strategic Alternatives Fund	18,738,594.733	4,221,924.751

Defensive Market Strategies Fund	46,634,940.387	26,568,390.965

Equity Index Fund	16,136,259.769	16,418,669.787

Global Real Estate Securities Fund	14,206,900.700	9,936,768.410

Value Equity Fund	46,708,281.996	16,769,579.387

Growth Equity Fund	41,798,369.185	21,034,903.990

Small Cap Equity Fund	16,661,114.293	13,423,567.473

International Equity Index Fund	15,520,019.911	N/A

International Equity Fund	74,153,773.128	20,285,466.119

Emerging Markets Equity Fund	34,889,084.733	8,179,934.042

Global Natural Resources Equity Fund	N/A	7,050,650.082

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2015 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	27,868,124.043	58%
MyDestination 2015 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	7,772,823.136	16%
MyDestination 2015 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	7,549,958.209	16%
MyDestination 2025 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	49,401,159.276	62%
MyDestination 2025 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	14,246,531.507	18%
MyDestination 2025 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	10,122,653.142	13%
MyDestination 2035 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	28,519,989.765	62%
MyDestination 2035 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	8,402,721.682	18%
MyDestination 2035 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	6,768,295.861	15%
MyDestination 2045 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	20,390,627.951	62%
MyDestination 2045 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	6,178,264.213	19%
MyDestination 2045 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,900,807.671	15%
MyDestination 2055 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	2,784,941.443	56%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2055 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,042,925.281	21%
MyDestination 2055 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	888,052.596	18%
Conservative Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	18,612,803.197	51%
Conservative Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	9,425,766.689	26%
Conservative Allocation Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	2,524,622.769	7%
Balanced Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	64,395,871.380	62%
Balanced Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	25,511,288.163	25%
Growth Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	46,895,801.164	62%
Growth Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	20,222,948.819	27%
Growth Allocation Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,664,433.958	6%
Aggressive Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	45,541,034.035	69%
Aggressive Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	14,398,062.343	22%
Money Market Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	223,285,191.510	24%
Money Market Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	80,969,034.540	9%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Money Market Fund Investor Class	GuideStone Financial Resources Money Mkt Liq Med-Duration Bd Fd PO Box 2190 Dallas, TX 75221-2190	79,340,215.630	8%
Money Market Fund Investor Class	GuideStone Financial Resources Money Mkt Liq Int’l Equity Fund PO Box 2190 Dallas, TX 75221-2190	52,756,931.920	6%
Money Market Fund Investor Class	GuideStone Financial Resources Capital Preservation Fund PO Box 2190 Dallas, TX 75221-2190	49,284,061.120	5%
Money Market Fund Investor Class	GuideStone Financial Resources Money Mkt Liq Growth Equity Fund PO Box 2190 Dallas, TX 75221-2190	48,387,939.690	5%
Low-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	9,326,784.520	40%
Low-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	5,124,088.000	22%
Low-Duration Bond Fund Investor Class	GuideStone Financial Resources Restricted Insurance Reserves PO Box 2190 Dallas, TX 75221-2190	2,596,916.512	11%
Low-Duration Bond Fund Investor Class	GuideStone Financial Resources Operating Services PO Box 2190 Dallas, TX 75221-2190	1,680,975.424	7%
Medium-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	8,324,408.612	49%
Medium-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,417,687.495	26%
Extended-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,038,634.147	58%
Extended-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,819,769.943	26%
Inflation Protected Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	3,841,650.448	53%
Inflation Protected Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,176,051.565	30%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Global Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,161,671.472	36%
Global Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,214,950.159	19%
Global Bond Fund Investor Class	GuideStone Financial Resources Operating Services PO Box 2190 Dallas, TX 75221-2190	1,244,334.015	11%
Global Bond Fund Investor Class	GuideStone Financial Resources Restricted Insurance Reserves PO Box 2190 Dallas, TX 75221-2190	714,681.746	6%
Global Bond Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Cust 499 Washington Blvd Jersey City, NJ 07310-2010	689,693.614	6%
Global Bond Fund Investor Class	TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	652,060.137	6%
Strategic Alternatives Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,060,088.372	25%
Strategic Alternatives Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	863,380.791	20%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Restricted Insurance Reserves PO Box 2190 Dallas, TX 75221-2190	731,283.099	17%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Unfunded Deferred Comp Plan PO Box 2190 Dallas, TX 75221-2190	560,944.223	13%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Operating Services PO Box 2190 Dallas, TX 75221-2190	499,595.155	12%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Endowment Fund PO Box 2190 Dallas, TX 75221-2190	237,591.147	6%
Defensive Market Strategies Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	10,622,206.254	40%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Defensive Market Strategies Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	6,103,795.124	23%
Defensive Market Strategies Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Cust 499 Washington Blvd Jersey City, NJ 07310-2010	3,729,560.497	14%
Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	8,775,310.900	53%
Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,586,811.098	28%
Equity Index Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	912,256.584	6%
Global Real Estate Securities Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	5,534,138.152	56%
Global Real Estate Securities Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,625,654.000	26%
Global Real Estate Securities Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	503,750.334	5%
Value Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	9,772,322.164	58%
Value Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,362,568.414	26%
Growth Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	13,073,275.064	62%
Growth Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	5,410,075.779	26%
Small Cap Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	8,388,669.821	62%
Small Cap Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	3,462,361.289	26%
International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	11,562,177.831	57%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	5,267,527.050	26%
Emerging Markets Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,065,408.794	50%
Emerging Markets Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,964,220.793	24%
Emerging Markets Equity Fund Investor Class	LPL Financial FBO Customer Accounts PO Box 509046 San Diego, CA 92150-9046	568,635.777	7%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	1,874,292.973	27%
Global Natural Resources Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,144,364.486	16%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	721,269.747	10%
Global Natural Resources Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	600,811.726	9%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	581,033.579	8%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	504,349.217	7%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	475,353.205	7%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	365,741.032	5%
MyDestination 2015 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	8,665,769.409	84%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2015 Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	821,272.921	8%
MyDestination 2015 Fund Institutional Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	752,336.633	7%
MyDestination 2025 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	17,789,320.756	88%
MyDestination 2025 Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,347,508.212	7%
MyDestination 2035 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	12,605,390.215	88%
MyDestination 2035 Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,147,833.037	8%
MyDestination 2045 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	12,201,636.119	88%
MyDestination 2045 Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,324,621.338	10%
MyDestination 2055 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,201,326.568	90%
MyDestination 2055 Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	198,003.603	8%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	6,058,550.984	81%
Conservative Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	768,369.530	10%
Balanced Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	20,066,150.475	76%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Balanced Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,373,043.285	17%
Growth Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	19,060,261.297	88%
Growth Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,832,113.071	8%
Aggressive Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	12,770,241.980	85%
Aggressive Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,865,967.784	12%
Money Market Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	72,561,359.300	26%
Money Market Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	30,288,318.890	11%
Money Market Fund Institutional Class	Word of God Fellowship Inc. DBA Daystar Television Network 3901 Highway 121 Bedford, TX 76021-3009	28,783,499.540	10%
Money Market Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	26,927,216.810	9%
Money Market Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	17,446,660.810	6%
Money Market Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	16,795,691.500	6%
Money Market Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	16,071,975.680	6%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Money Market Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	14,303,076.890	5%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	16,190,291.184	32%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	13,923,565.122	28%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	6,458,616.199	13%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	5,032,994.597	10%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	16,837,584.387	27%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	13,043,095.669	21%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	7,834,443.133	12%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	7,551,797.051	12%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	6,257,866.177	10%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,938,400.942	6%
Extended-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,620,352.926	52%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Extended-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	1,618,290.981	23%
Extended-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,276,759.568	18%
Inflation Protected Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	8,534,794.164	46%
Inflation Protected Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	3,680,245.502	20%
Inflation Protected Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,859,930.071	15%
Inflation Protected Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	2,436,389.333	13%
Global Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	12,388,839.107	34%
Global Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	5,760,130.288	16%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	5,295,229.436	14%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	4,438,833.026	12%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	2,299,963.842	6%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	4,526,399.163	24%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas, TX 75221-2190	4,036,504.248	22%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,472,024.188	13%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	2,049,272.876	11%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Operating Reserves PO Box 2190 Dallas, TX 75221-2190	1,989,816.862	11%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	1,967,939.897	11%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	14,116,254.887	30%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	9,745,187.647	21%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	7,818,738.062	17%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,420,671.667	7%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas, TX 75221-2190	2,712,108.881	6%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Operating Reserves PO Box 2190 Dallas, TX 75221-2190	2,367,542.878	5%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	3,156,196.674	20%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	2,966,330.221	18%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	2,613,352.138	16%
Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,473,206.007	15%
Equity Index Fund Institutional Class	Wells Fargo Bank NA FBO CCCI – MMKT PO Box 1533 Minneapolis, MN 55480-1533	1,352,618.393	8%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	1,216,778.562	8%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	4,668,955.221	33%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,921,920.816	28%
Global Real Estate Securities Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,173,729.137	8%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	1,120,298.251	8%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	986,591.781	7%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	738,246.775	5%
Value Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	11,869,740.370	25%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	10,026,872.146	21%
Value Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	7,225,607.686	15%
Value Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	3,940,289.068	8%
Value Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	3,671,195.937	8%
Value Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	3,249,589.962	7%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	10,225,061.927	24%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	8,724,241.152	21%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	6,225,948.511	15%
Growth Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	3,417,339.715	8%
Growth Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	3,240,266.359	8%
Growth Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	3,011,431.565	7%
Growth Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	2,880,111.437	7%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,280,433.595	20%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,725,824.102	16%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,012,038.729	12%
Small Cap Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,954,251.282	12%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	1,654,285.536	10%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	1,550,639.445	9%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	1,384,542.185	8%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	5,086,500.782	33%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	3,670,201.498	24%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	3,141,563.937	20%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	2,172,596.824	14%
International Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	18,987,823.022	26%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
International Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	16,304,635.896	22%
International Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	11,574,577.178	16%
International Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	6,726,105.916	9%
International Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	5,010,944.979	7%
International Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	4,259,042.105	6%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	8,127,339.400	23%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	7,029,925.618	20%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	4,981,271.078	14%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	4,370,089.951	13%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	3,266,925.995	9%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	2,816,593.795	8%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	1,870,862.297	5%